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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 8, 2001

                             STRAYER EDUCATION, INC.
             (Exact name of registrant as specified in its charter)

              Maryland                    000-21039            52-1975978
  (State or other jurisdiction of     (Commission File      (I.R.S. Employer
   incorporation or organization)          Number)         Identification No.)

      1025 15th Street, N.W. Washington, D.C.                  20005
     (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (202) 408-2400

                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

On November 8, 2001 the management of Strayer Education, Inc. (the "Company") made a series of management presentations to investors at the Company's Annual Investor Day. The complete text of these presentations is attached hereto as an exhibit and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

99.01   Management presentations conducted at the Company's
        Annual Investor Day on November 8, 2001.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Strayer Education, Inc.

Date:  November 8, 2001              By: /s/ Mark C. Brown
                                         -----------------------------------
                                         Mark C. Brown
                                         Senior Vice President and Chief
                                         Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT     DESCRIPTION
-------     -----------
 99.01      Management presentations conducted at the Company's
            Annual Investor Day on November 8, 2001.

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